UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 22, 2011

   ANNALY CAPITAL MANAGEMENT, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-13447	22-3479661
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1211 Avenue of the Americas
Suite 2902
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (212) 696-0100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 22, 2011, the Board of Directors (the “Board”) of Annaly Capital Management, Inc. (the “Company”) amended and restated the Company’s bylaws (the “Restated Bylaws”).  Among other things, the Restated Bylaws:

●
Changed the Company’s director vote requirement from a “plurality” vote standard to a “majority” vote standard.  The Restated Bylaws provide that the affirmative vote of a majority of all the votes cast on the election of a director on a per director basis at a meeting of stockholders duly called and at which a quorum is present will be sufficient to elect a director; provided, however, that in an election of directors, if the number of nominees exceeds the number of directors to be elected at such meeting, the directors will be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting.  If a director fails to receive the required vote to be elected and no successor has been elected at such meeting, the director will hold over and continue to manage the business and affairs of the Company until his or her successor is elected and qualified unless the director resigns and such resignation is accepted by the Board.  The Board will publicly disclose (by a press release, a filing with the Securities and Exchange Commission or other broadly disseminated means of communication) whether it has requested and accepted the resignation of a director who shall have failed to receive the required vote to be elected and, if applicable, its decision regarding any tendered resignation and the rationale behind the decision.

●
Provide for “advance notice” provisions related to stockholder nominations for election to the Board and other stockholder proposals.  Stockholders must deliver a notice of a nomination or other stockholder proposal not earlier than the 150th day nor later than 5:00 p.m. (EST), on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is advanced or delayed by more 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., (EST), on the later of the 120th day prior to the date of such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Stockholders must comply with certain informational and ownership requirements with respect to their nominations or other proposal.

●
Revised certain provisions related to special meetings, including to permit a majority of stockholders to request a special meeting, to be held no later than 90 days after setting the meeting record date.  If the Board does not designate a meeting date within 20 days of receiving the request, the meeting will be held on the 90th day after the record date.  If the Board does not set a record date within 30 days after receiving the request, the record date will be the 30th day after the request was received. In the event that a special meeting has been called, but subsequently, the Company receives revocation notices from stockholders, resulting in a failure of the stockholders requesting the meeting to have the necessary percentage, the Company is required to: (i) refrain from mailing the notices of the special meeting if such notices have not yet been mailed or (ii) send notices to the stockholders regarding the revocations.  The Company may revoke the notice of the meeting at any time prior to 10 days before the date of the meeting.  The chairman is also entitled to call the meeting to order but then immediately adjourn the meeting, without taking action on the matter which was the subject of such special meeting.

●
Provide that any business may be transacted at the annual stockholder meeting, but only the business specified in the meeting notice may be transacted at a special meeting. The Company may postpone or cancel a meeting by making a public announcement, and the chairman may adjourn a meeting due to a lack of quorum for a period not to exceed 120 days.  The annual stockholder meeting is to take place in May of each year.

In addition to the changes described above, the Restated Bylaws made certain other general, clarifying, technical and de minimis changes, including:

●
Providing that, prior to the Company becoming subject to Section 3-804(c) of the MGCL (provisions applicable to all vacancies created by an increase in the size of the board or by the death, resignation or removal of a director), a vacancy of all the directors will not terminate the Company, and vacancies may be filled by a majority vote of the Board, and such director shall serve until the next annual stockholder meeting.  After becoming subject to Section 3-804(c), any vacancy filled shall be served by such director for the full term remaining until a successor is elected and qualified.

●	Made certain technical and procedural changes regarding special meetings and meetings of the Board, and with respect to the validity of proxies.

●	Revised provisions for fixing and determining the record date (including for purposes of notice, voting and dividends).

●
Providing that the exculpation of directors with respect to losses occurring by reason of the failure of certain institutions with whom shares or money have been deposited, and with respect to a director’s reliance in good faith upon the Company’s books and records or opinions of counsel. The Board is permitted to ratify the action or inaction of any director, including in the context of a stockholders’ derivative suit.

●
Providing that the Board and certain officers may determine where Company funds are invested or deposited, and permitting the Board to adopt, amend, revise or terminate any policy or policies with respect to Company investments in its sole discretion.

●	Specified certain committees of the Board (and responsibilities of such committees), all of which such committees have been previously designated by the Board.

●	Permitting the Board to fix the fiscal year of the Company by written resolution, and permitting the Company to issue uncertificated and/or fractional shares.

●
Explicitly permitting the Board to declare dividends/distributions (prior to the Restated Bylaws, the Board was afforded this authority pursuant to the MGCL), and permitting the Board to retain such funds as it deems appropriate for contingencies.

The description of the Restated Bylaws above is not complete and is qualified in its entirety by reference to the full text of the Restated Bylaws filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

3.1             Amended and Restated Bylaws, dated March 22, 2011.

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Annaly Capital Management, Inc.

By: /s/ Kathryn Fagan
Name: Kathryn Fagan

Title: Chief Financial Officer

Date: March 22, 2011